UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 10, 2020

GLOBAL CLEAN ENERGY HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

000-12627	87-0407858
(Commission File Number)	(I.R.S. Employer Identification No.)

2790 Skypark Drive, Suite 105, Torrance, California	90505
(Address of Principal Executive Offices)	(Zip Code)

(310) 641-4234
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act:   Common Stock, par value $0.001 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2020, the Board of Directors of Global Clean Energy Holdings, Inc. (the “Company”) appointed Ralph Goehring as the Company’s Vice President-Finance and Chief Financial Officer.  Mr. Goehring joined the Company on May 20, 2020 as an interim financial officer.

Mr. Goehring’s annual base salary is $225,000.  In addition, Mr. Goehring is entitled to a discretionary bonus equal to 25% of his annual base salary, which discretionary bonus is related to the Company’s performance.  As part of his employment agreement, Mr. Goehring was granted an option to purchase 1,000,000 shares of the Company’s common stock under the Company’s 2020 Equity Incentive Plan, which options (i) have an exercise price equal to the closing market price on the date prior to the first day of Mr. Goehring’s employment with the Company, (ii) have a five year term, (iii) vest in twelve equal quarterly installments commencing with the fiscal quarter ending June 30, 2020.

From 2010 until his employment with the Company, Mr. Goehring was the Chief Executive Officer and majority owner of SandDollar Financial LLC, a company that provides accounting and financial reporting services to energy related firms. From 2009 to 2015, he was an advisor to energy companies with operations near Bakersfield, California. From 1987 until 2008, Mr. Goehring worked at Berry Petroleum Company, first as Manager of Tax (1987-1992), and thereafter as Chief Financial Officer (1992-2008).  Prior to joining Berry Petroleum Company, Mr. Goehring was a Senior Tax Accountant at Arthur Andersen & Co. Mr. Goehring holds a Bachelor of Business Administration degree from the University of California, Berkeley, and is a CPA.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:June 14, 2020	GLOBAL CLEAN ENERGY HOLDINGS, INC. By:/s/ RICHARD PALMER Richard Palmer, President and Chief Executive Officer